UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2014

BRICK TOP PRODUCTIONS, INC.

 (Exact name of registrant as specified in its charter)

Florida	333-176093	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5550 Glades Road, Ste. 500, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

(561) 826-9307

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 15, 2014, the Company entered into an Executive Services Agreement with Harrison Smith and Felissa Rose (individually “Smith” and “Rose”). Pursuant to the terms of the agreement, Smith and Rose will become co-heads of the Company’s Independent Genre Film Development with each to be billed separately as Head of Independent Genre Film Development. The agreement becomes effective when the Company completes an equity investment of at least $1,000,000 for the film Love Bites no later than July 31, 2015. As compensation for the their services, the Company agreed to issued to each of Smith and Rose 25,000 shares of the Company’s common stock when it becomes effective.

The foregoing description of the Executive Services Agreement does not purport to be complete and is qualified in its entirety by the Executive Services Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 which is incorporated herein by reference.

ITEM 5.02.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective as of December 15, 2014, the Board of Directors of Brick Top Productions, Inc. (the “Company”), appointed entertainment industry veteran, Robert Ortiz to its Board of Directors. In consideration for his services, the Company has agreed to issue Ortiz 50,000 shares of its common stock for every year of service to the Board, commensurate with the compensation of other non-employee directors of the Company.

ITEM 7.01.

REGULATION FD DISCLOSURE.

On December 15, 2014 the Company issued a press release regarding the appointment of Robert Ortiz to its Board of Directors and on December 17, 2014, the Company issued a press release regarding entry into an executive services agreement. The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

The information contained in these press releases attached hereto as Exhibits 99.1 and 99.2 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

Item	Description
10.1	Brick Top Chief Development Executive Services Agreement
99.1	Press Release dated December 15, 2014 (furnished herewith)
99.2	Press Release dated December 17, 2014 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 17, 2014

Brick Top Productions, Inc.

BY:     /s/ Alexander Bafer

Alexander Bafer, Chief Executive Officer

EXHIBIT INDEX

Item	Description
10.1	Brick Top Chief Development Executive Services Agreement
99.1	Press Release dated December 15, 2014 (furnished herewith)
99.2	Press Release dated December 17, 2014 (furnished herewith)